UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2022 (April 14, 2022)

TUATARA CAPITAL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40049	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Third Avenue, 8th Floor New York, New York, 10017	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 460-7522

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TCAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TCACW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TCACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Amended and Restated Merger Agreement

On April 14, 2022, Tuatara Capital Acquisition Corporation, a Cayman Islands exempted company (“TCAC”), entered into an Amended and Restated Agreement and Plan of Merger (as it may be further amended, supplemented or otherwise modified from time to time, the “Amended and Restated Merger Agreement”), by and among TCAC, HighJump Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and SpringBig, Inc., a Delaware corporation (“SpringBig”). The Amended and Restated Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger, dated as November 8, 2021, by and among TCAC, Merger Sub and SpringBig (the “Original Merger Agreement”).

The Amended and Restated Merger Agreement and the transactions contemplated thereby (the “Business Combination”) were approved by the boards of directors of each of TCAC and SpringBig.

The Amended and Restated Merger Agreement provides for, among other things, an amendment to the Original Merger Agreement in respect of (i) an implied equity value of $215 million, (ii) the issuance of a maximum of 1,000,000 shares of common stock of TCAC to holders who do not elect to redeem in connection with the consummation of the Business Combination, (iii) an extension to the earnout period for SpringBig’s securityholders and TCAC Sponsor, LLC (“Sponsor”) to five years from the closing date (the “Earnout Period”) and (iv) an increase in the number of shares of common stock of TCAC receivable by SpringBig’s securityholders if the closing price of the common stock of TCAC equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the closing date and to the end of the Earnout Period.

The foregoing description of the Amended and Restated Merger Agreement is subject to and qualified in its entirety by reference to the full text of the Amended and Restated Merger Agreement, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated by reference.

Amendment to the Sponsor Letter Agreement

Concurrently with the execution of the Amended and Restated Merger Agreement, TCAC, Sponsor and SpringBig entered into an amendment to the sponsor letter agreement (the “Sponsor Letter Agreement Amendment”), pursuant to which the Sponsor has agreed to, among other things, forfeit 1,000,000 shares of its common stock of TCAC in connection with the Business Combination.

The foregoing description of the Sponsor Letter Agreement Amendment is subject to and qualified in its entirety by reference to the full text of of Sponsor Letter Agreement Amendment, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Additional Information and Where to Find It

TCAC has filed with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus relating to the Business Combination, which will be mailed to its shareholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. TCAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about TCAC, SpringBig and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of TCAC as of a record date to be established for voting on the Business Combination. Shareholders of TCAC will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Tuatara Capital Acquisition Corporation, 655 Third Avenue, 8th Floor New York, New York 10017.

Participants in the Solicitation

TCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from TCAC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in TCAC is contained in TCAC’s registration statement on Form 10-K, which was filed with the SEC on December 31, 2021 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Tuatara Capital Acquisition Corporation, 655 Third Avenue, 8th Floor New York, New York 10017. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the Business Combination when available.

SpringBig and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TCAC in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the Business Combination when available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or TCAC’s or SpringBig’s future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro format enterprise value, and cash balance) and market opportunities of SpringBig are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TCAC and its management, and SpringBig and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against TCAC, SpringBig, the combined company or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of TCAC or to satisfy other conditions to closing, including the satisfaction of the minimum trust account amount following any redemptions; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of SpringBig as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that SpringBig or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the limited operating history of SpringBig; (12) the SpringBig business is subject to significant governmental regulation; (13) the SpringBig business may not successfully expand into other markets; (14) the recent coronavirus (COVID-19) pandemic and its impact on business and debt and equity markets; (15) operating a business in the cannabis industry; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TCAC’s Registration Statement on Form 10-K, which was filed with the SEC on December 31, 2021, and which will be set forth in a Registration Statement on Form S-4 to be filed by TCAC with the SEC in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither TCAC nor SpringBig undertakes any duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Amended and Restated Merger Agreement, dated as of April 14, 2022, by and among TCAC, Merger Sub and SpringBig
10.1	Sponsor Letter Agreement Amendment

†
Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2022	TUATARA CAPITAL ACQUISITION CORPORATION

	By:	/s/ Albert Foreman
	Name:	Albert Foreman
	Title:	Chief Executive Officer